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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report: (Date of earliest event reported): June __, 2001 (June 20, 2001)


                        AMERICAN RESOURCES OFFSHORE, INC.
             (Exact name of registrant as specified in its charter)



                                                             86-0713506
         DELAWARE                   0-21472                 (IRS Employer
 (State of Incorporation)   (Commission File Number)      Identification No.)




                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

      On June 21, 2001, American Resources Offshore, Inc. issued a press release announcing that its Board of Directors, on June 20, 2001, declared a special cash dividend of $0.02 per share on its common stock, par value $0.00001 per share. The dividend is payable on July 12, 2001, to stockholders of record on July 2, 2001. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1  Press Release issued June 21, 2001.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMERICAN RESOURCES OFFSHORE, INC.


Date: June 21, 2001                 By:  /s/ G. BRIAN LLOYD
                                         G. Brian Lloyd
                                         Vice President, Treasurer



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                                INDEX TO EXIBITS

      EXHIBIT           DESCRIPTION OF EXHIBIT

      99.1              Press Release Issued June 21, 2001.



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